FEBRUARY 26, 2025
SUPPLEMENT TO THE FOLLOWING:
THE HARTFORD FLOATING RATE FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford Floating Rate Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective February 28, 2025, David B. Marshak will no longer serve as a portfolio manager for The Hartford Floating Rate Fund (the “Fund”). Jeffrey W. Heuer, CFA will remain as the portfolio manager for the Fund. Mr. Heuer will assume Mr. Marshak’s portfolio management responsibilities.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7707
February 2025